CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
As of December 31, 2025

Private Equity Investments (57.1%)	Footnotes	Acquisition Date	Cost Value	Fair Value (2)

Secondary Investments (57.1%)	(5)(6)(7)
Europe (24.1%)
Alto Capital V	(3)	12/31/2025	$1,719,904	$2,375,006
Apheon AlliA	(4)	12/31/2025	37	—
Apheon MidCap Buyout IV, SCSp	(3)	12/31/2025	11,605,919	18,918,979
Apheon MidCap Buyout VI SCSp	(4)	12/31/2025	37	—
Apheon Opseo Long Term Value Fund SCSp	(3)	12/31/2025	7,316,733	11,866,685
Apheon Svt Long Term Value Fund SCSp	(3)	12/31/2025	5,904,806	9,238,958
Backed 1, L.P.	(4)	12/31/2025	1,846,794	4,242,919
Backed 2, L.P.	(4)	12/31/2025	1,099,797	2,013,595
Bregal Unternehmerkapital IV-B SCSp	(4)	12/31/2025	1,272,869	1,375,392
E.C.B. (Bastille) SCA	(3)	12/31/2025	1,290,649	1,173,361
ECI 12 Special Purpose, L.P.	(3)	9/30/2025	14,559,031	15,422,302
Elysium Acquisition, L.P.	(3)	9/30/2025	9,217,004	9,906,951
Epiris Fund III (B), L.P.	(4)	12/31/2025	2,255,142	3,796,391
Hg Saturn 4 B, L.P.	(3)	12/31/2025	19,275	15,523
KKR Azur Co-lnvest, L.P.	(3)	12/31/2025	4,959,389	4,934,429
KKR Rainbow Co-lnvest (Asset), L.P.	(3)	12/31/2025	3,564,690	5,887,671
KKR Sigma Co-lnvest II, L.P.	(3)	12/31/2025	8,178,265	13,070,560
Portage Capital Solutions Intenational Fund I, L.P.	(4)	12/31/2025	1,458,040	1,985,543
PrimeStone Capital Fund ICAV	(3)	12/31/2025	407,305	688,427
Providence Strategic Growth Europe, L.P.	(4)	9/30/2025	1,993,492	2,095,628
PSG Europe II, L.P.	(4)	9/30/2025	1,140,695	1,164,502
Sagard 3 FPCI	(3)	12/31/2025	7,269,652	6,485,669
Sagard 4A FPCI and Sagard 4B FIPS (A Shares)	(4)	12/31/2025	16,305,429	11,427,746
Sagard II-A FPCI and Sagard II-B FPCI	(3)	12/31/2025	293,426	309,358
Sagard NewGen FPCI	(3)	12/31/2025	2,983,261	2,527,955
Sagard NewGen Pharma FPCI	(3)	12/31/2025	1,056,263	747,289
Sagard Testing FPCI	(4)	12/31/2025	6,020,314	4,497,517
Total Europe			$113,738,218	$136,168,356
North America (33.0%)
Audax Private Equity Beacon CF	(3)	9/30/2025	17,905,961	21,305,683
Bain Capital Beacon Holdings, L.P.	(3)	9/30/2025	33,204,292	29,427,068
C2 Capital Global Export-To-China Fund, L.P.	(4)	12/31/2025	5,222,404	10,456,641
CF24XB SCSp	(3)	9/30/2025	11,796,244	12,263,709
Churchill Secondary Partners II, L.P.	(3)	11/3/2025	6,804,343	6,463,579
GA Continuity Fund II, L.P.	(3)	9/30/2025	6,006,717	6,240,384
Hidden Harbor Capital Partners Continuation Fund, L.P.	(3)	9/30/2025	15,162,905	14,002,899

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (continued)
As of December 31, 2025

LEP Red Rock Fund, L.P.	(3)	10/8/2025	10,337,062	11,990,992
Madison Dearborn Capital Partners IX	(3)	10/8/2025	147,118	131,148
Madison Dearborn Capital Partners VIII	(3)	9/30/2025	1,647,586	1,757,140
One Equity Partners IX-B SCSp	(4)	12/31/2025	2,664,470	2,859,694
Peak Rock Capital Fund IV-C NUS	(4)	12/31/2025	304,141	304,050
Providence Strategic Growth II, L.P.	(4)	9/30/2025	869,869	894,961
Providence Strategic Growth III, L.P.	(4)	9/30/2025	1,831,336	1,840,293
Providence Strategic Growth IV, L.P.	(4)	9/30/2025	2,730,314	2,790,298
Providence Strategic Growth, L.P.	(4)	9/30/2025	182,852	180,803
PSG Fidelity Co-Invest, L.P.	(4)	9/30/2025	1,105,243	1,139,449
PSG LM Sequel, L.P.	(4)	10/3/2025	190,982	190,982
PSG LM Sequel, L.P.	(4)	10/3/2025	101,078	101,078
PSG V, L.P.	(4)	9/30/2025	2,726,949	2,778,561
PSG VI, L.P.	(4)	9/30/2025	301,470	275,463
Stone Point CV, L.P.	(3)	10/13/2025	24,182,881	24,182,181
The Resolute III Continuation Fund, L.P.	(3)	9/30/2025	37,184,069	34,426,256
Warburg Pincus Capital Solutions Founders Fund, L.P.	(4)	12/31/2025	377,486	952,744
Total North America			$182,987,772	$186,956,056
Total Secondary Investments			$296,725,990	$323,124,412
Total Private Equity Investments			$296,725,990	$323,124,412
Cash Equivalents (52.4%)
North America (52.4%)
UMB Money Market II Special (3.4%)	(3)(4)(5)		$297,046,414	$297,046,414
Total Cash Equivalents			$297,046,414	$297,046,414
Total Investments and Cash Equivalents (109.5%)			$593,772,404	$620,170,826
Total Other Assets and Liabilities, Net (-9.5%)				$(53,818,660)
Total Net Assets (100.0%)				$566,352,166

(1) The Fair Value is estimated by management using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Primary Investment or Secondary Investment or the Fair Value of the Fund’s interest in such Primary Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Primary Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see Notes to Consolidated Schedule of Investments for further details regarding the valuation policy of the Fund.
(2) Secondary Investments are portfolios of assets acquired on the secondary market.
(3) Investments held in AlpInvest Seed Fund II, L.P.
(4) Investments held in AlpInvest CAPS Blocker, LLC
(5) Investment does not issue shares.
(6) Non-income producing security.
(7) Private Equity Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of December 31, 2025, was $323,124,412, or 57.1%, of net assets.

See accompanying Notes to Consolidated Schedule of Investments.

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
As of December 31, 2025

1. ORGANIZATION
Carlyle AlpInvest Private Markets Secondaries Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2025. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on November 3, 2025.

The Fund’s Board of Trustees (the “Board”) provides broad oversight over the Fund’s investment program and its management and operations. AlpInvest Private Equity Investment Management, LLC serves as the Fund’s investment adviser (“AlpInvest”). AlpInvest oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. AlpInvest entered into a sub-advisory agreement with Carlyle Global Credit Investment Management L.L.C., who serves as the Fund’s sub-adviser (“Sub-Adviser” and together with AlpInvest, the “Advisers”) and actively manages the portion of the Fund’s assets allocated to liquid fixed-income investments. Each Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Each Adviser is also an indirect, wholly-owned subsidiary of The Carlyle Group Inc.

The Fund's investment objective is to seek long-term capital appreciation. The Fund opportunistically allocates its assets across a global portfolio of private markets investments (“Private Markets Investments”). Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Secondary Investments. For purposes of this policy, “Secondary Investments” include, without limitation:

•acquisitions of privately owned portfolios, consisting primarily of single- or multiple-limited partner commitments in unaffiliated private funds (“Underlying Funds”) acquired from existing investors;
•investments involving partnering with a general partner of an Underlying Fund across a range of transaction settings and structures, with the objective of gaining exposure to one or more existing investments, often structured as continuation funds, spin-outs, fund recapitalizations, stapled secondaries, and direct asset purchases; and
•primary investments in existing Underlying Funds that have committed and reserved at least 50% of their assets to portfolio investments at the time of the Fund’s commitment (“Substantially Invested Underlying Funds”). In addition, the Fund may invest up to 10% of its assets in Underlying Funds during their original issue not in connection with any Secondary Investment (“Primary Investments”).

As part of its principal investment strategies, the Fund invests in underlying funds and portfolio companies organized both within and outside of the United States. The Fund may invest in fixed income investments in order to manage its cash and liquidity needs while earning an incremental return.
2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The Consolidated Schedule of Investments has been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The preparation of the Consolidated Schedule of Investments requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Schedule of Investments and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The consolidated Schedule of Investments include the accounts of the Fund and its wholly owned subsidiaries (“Subsidiaries”). The following is a summary of significant accounting policies used in preparing the Consolidated Schedule of Investments.

Consolidation of a Subsidiary – The Fund may make investments through its Subsidiaries. Such Subsidiaries will not be registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Consolidated Schedule of Investments of the

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Fund includes AlpInvest Seed Fund II, L.P. and AlpInvest CAPS Blocker LLC, both wholly-owned subsidiaries of the Fund.

Valuation – Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with the policies and procedures approved by and under the oversight of the Board. Pursuant to these policies and procedures, AlpInvest, as the Fund’s investment adviser, serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to all of the Fund’s investments, subject to the Board’s oversight.

The Fund values its Private Markets Investments at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). For liquid investments that are publicly traded or for which market quotations are available, valuations are generally based on the closing sales prices as of the valuation date. See Note 3, “Fair Value Measurements”.
3. FAIR VALUE MEASUREMENTS

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

The three-tier hierarchy of inputs is summarized below:

Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.
Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

Level 3 — Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Underlying Funds – Investments in Underlying Funds are recorded at fair value, using the Underlying Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.

Investments in Underlying Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of Underlying Funds that the Fund may make investments in include Primary and Secondary Investments. Primary Investments are investments in newly established private equity funds. Secondary Investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The fair value relating to certain underlying investments of these Underlying Funds, for which there is no public market, has been estimated by the respective Underlying Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be

CARLYLE ALPINVEST PRIVATE MARKETS SECONDARIES FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (continued)

realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

AlpInvest will adjust the fair value provided by the Underlying Fund’s management for subsequent cash flows received from or distributed to the Underlying Funds and for any changes in the market prices of public securities held by the Underlying Funds and may also apply a market adjustment to reflect the estimated change in the fair value of the Underlying Funds non-public investments from the date of the most recent net asset value provided by the Underlying Fund’s management.

The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of December 31, 2025:

Investments	Level 1	Level 2	Level 3	Total
Cash Equivalents	$297,046,414	$—	$—	$297,046,414
Total	$297,046,414	$—	$—	$297,046,414
The Fund held Secondary Investments with a fair value of $323,124,412, which are excluded from the fair value hierarchy as of December 31, 2025, in accordance with Subtopic 820-10 as investments in Underlying Funds valued at net asset value, as a “practical expedient” are not required to be included in the fair value hierarchy.